Exhibit 99.1

Protolabs Reports Financial Results for the Fourth Quarter and Full Year 2023
Revenue of $125 Million in the Fourth Quarter of 2023
Record Annual Revenue of $504 Million in 2023
MINNEAPOLIS, Minn. – February 9, 2024 – Proto Labs, Inc. ("Protolabs" or the "Company") (NYSE: PRLB), the world’s leading provider of digital manufacturing services, today announced financial results for the fourth quarter and full year ended December 31, 2023.
Fourth Quarter 2023 Financial Highlights:
•Revenue was $125.0 million, an 8.2% increase compared to the fourth quarter of 2022.
•Revenue generated from Protolabs Network was $22.5 million, a 52.0% increase compared to the fourth quarter of 2022.
•Net income was $7.0 million, or $0.27 per diluted share, compared to a net loss of $4.24 per diluted share in the fourth quarter of 2022.
•Non-GAAP net income was $11.8 million, or $0.46 per diluted share, compared to $7.0 million, or $0.26 per diluted share, in the fourth quarter of 2022. See “Non-GAAP Financial Measures” below.
•EBITDA was $18.3 million, or 14.6% of revenue. See “Non-GAAP Financial Measures” below.
•Adjusted EBITDA was $22.3 million, or 17.8% of revenue, compared to $14.5 million, or 12.5% of revenue, in the fourth quarter of 2022. See “Non-GAAP Financial Measures” below.
Full Year 2023 Financial Highlights:
•Revenue was a record $503.9 million, representing a 3.2% increase over 2022.
•Revenue generated from Protolabs Network was $82.6 million in 2023, representing growth of 70.4% over the prior year.
•Net income was $17.2 million, or $0.66 per diluted share, compared to a net loss of $3.77 per diluted share in 2022.
•Non-GAAP net income was $41.6 million, or $1.59 per diluted share, compared to $41.1 million, or $1.50 per diluted share, in 2022. See “Non-GAAP Financial Measures” below.
•EBITDA was $63.2 million, or 12.6% of revenue, in 2023. See “Non-GAAP Financial Measures” below.
•Adjusted EBITDA was $83.2 million, or 16.5% of revenue, in 2023. See “Non-GAAP Financial Measures” below.
•Cash flow from operations was $73.3 million in 2023, compared to $62.1 million in 2022.
•The Company repurchased $44.0 million in common shares during the year.
•Protolabs served 53,464 customer contacts during the year.

"We capped off a record year with strong fourth quarter results, driven by consistent execution against our priorities,” said Rob Bodor, President and Chief Executive Officer. “For the full year, we generated revenue above $500 million for the first time in our 25-year history, while delivering improved earnings, robust cash flow, and substantial capital returned to shareholders. We are encouraged by our strong finish to 2023, and we believe we have the right strategy and priorities in place to continue our momentum throughout 2024. We remain focused on driving positive global impact, maintaining our industry-leading financial model, and increasing value for our shareholders."

Dan Schumacher, Chief Financial Officer, commented, "Along with record revenue in 2023, we significantly improved profitability in both the digital factory and the digital network. We generated an industry-leading $73 million in cash from operations, and we paid 97% of our free cash flows to shareholders through share repurchases."

First Quarter 2024 Outlook

The Company will continue to provide financial guidance on a quarterly basis due to the quick-turn nature of the business and continued uncertainty in global manufacturing.

For the first quarter of 2024, the Company expects to generate revenue between $120 million and $128 million. This guidance reflects a softer start to 2024, due to December 2023 and early January 2024 order levels being lower than historical periods. However, recent performance has been more in line with historical trends, and our guidance assumes that will continue through the end of March.

The Company expects first quarter 2024 diluted net income per share between $0.09 and $0.17, and non-GAAP diluted net income per share between $0.26 and $0.34. See "Non-GAAP Financial Measures" below.
Non-GAAP Financial Measures
The Company has included non-GAAP revenue growth by region and by service line that excludes the impact of changes in foreign currency exchange rates (collectively, “non-GAAP revenue growth”). Management believes these metrics, when viewed in conjunction with the comparable GAAP metrics, are useful in evaluating the underlying business trends and ongoing operating performance of the Company.
The Company has included earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency, goodwill impairment and costs related to the Japan closure activities (collectively, “Adjusted EBITDA”), in this press release to provide investors with additional information regarding the Company’s financial results. The Company has also included earnings before interest, taxes, depreciation and amortization margin (“EBITDA margin”) and EBITDA margin, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency, goodwill impairment and costs related to the Japan closure activities (collectively, “Adjusted EBITDA margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP gross margin, adjusted for stock-based compensation expense and amortization expense in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP operating margin, adjusted for stock-based compensation expense, amortization expense, goodwill impairment and costs related to the closure of Japan (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP gross margin excluding Japan, adjusted for stock-based compensation expense and amortization expense in this press release to provide investors with additional information regarding the Company’s financial results. The Company has included non-GAAP operating margin excluding Japan, adjusted for stock-based compensation expense, amortization expense, goodwill impairment and costs related to the Japan closure activities (collectively, “non-GAAP operating margin excluding Japan”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, goodwill impairment and costs related to the closure of Japan (collectively, “non-GAAP net income”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has provided below reconciliations of GAAP to non-GAAP net income, non-GAAP gross margin, non-GAAP gross margin excluding Japan, non-GAAP operating margin, non-GAAP operating margin excluding Japan, non-GAAP revenue growth by region and by service, and Adjusted EBITDA and Adjusted EBITDA margin, the most directly comparable measures calculated and presented in accordance with GAAP. These non-GAAP measures are used by the Company’s management and board of directors to understand and evaluate operating performance and trends and provide useful measures for period-to-period comparisons of the Company’s business. Accordingly, the Company believes that these non-GAAP measures provide useful information to investors and others in understanding and evaluating operating results in the same manner as our management and board of directors.
Conference Call
The Company has scheduled a conference call to discuss its fourth quarter and full year 2023 financial results and first quarter 2024 outlook today, February 9, 2024 at 8:30 a.m. EST. To access the call in the U.S. please dial 877-709-8150 or outside the U.S. dial 201-689-8354 at least five minutes prior to the 8:30 a.m. EST start time. No participant code is required. A simultaneous webcast of the call and accompanying presentation will be available via the investor relations section of the Protolabs website and the following link: https://edge.media-server.com/mmc/p/vyeizwtx/. A replay will be available for 14 days following the call on the investor relations section of the Protolabs website.
About Protolabs
Protolabs is the fastest and most comprehensive digital manufacturing service in the world. Our digital factories produce low-volume parts in days while Protolabs Network unlocks advanced capabilities and volume pricing through its highly vetted manufacturing partners. The result? One manufacturing source—from prototyping to production—for product developers, engineers, and supply chain teams across the globe. See what's next at protolabs.com.
Forward-Looking Statements
Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Protolabs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on Protolabs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Protolabs cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Protolabs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.
Source: Proto Labs, Inc.
Investor Relations Contacts
Protolabs
Ryan Johnsrud, 612-225-4873
Manager – Investor Relations and FP&A
ryan.johnsrud@protolabs.com

Gateway Group, Inc.
949-574-3860
PRLB@gateway-grp.com
Media Contact
Protolabs
Brent Renneke, 763-479-7704
Marketing Communications Manager
brent.renneke@protolabs.com

Proto Labs, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	December 31, 2023	December 31, 2022
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$83,790	$56,558
Short-term marketable securities	19,013	23,568
Accounts receivable, net	72,848	76,225
Inventory	13,657	13,578
Income taxes receivable	2,228	4,042
Prepaid expenses and other current assets	9,124	12,597
Total current assets	200,660	186,568

Property and equipment, net	253,655	257,785
Goodwill	273,991	273,991
Other intangible assets, net	25,584	31,250
Long-term marketable securities	8,019	26,419
Operating lease assets	4,628	3,844
Finance lease assets	960	17,532
Other long-term assets	4,856	4,779
Total assets	$772,353	$802,168

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$15,636	$17,356
Accrued compensation	15,292	12,743
Accrued liabilities and other	16,872	22,384
Current operating lease liabilities	1,585	1,561
Current finance lease liabilities	296	17,537
Total current liabilities	49,681	71,581

Long-term operating lease liabilities	3,008	2,255
Long-term finance lease liabilities	595	—
Long-term deferred tax liabilities	18,742	26,322
Other long-term liabilities	5,032	4,362

Shareholders' equity	695,295	697,648
Total liabilities and shareholders' equity	$772,353	$802,168

Proto Labs, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Revenue
Injection Molding	$51,486	$44,885	$203,941	$200,578
CNC Machining	48,905	46,563	198,222	188,372
3D Printing	20,339	19,530	84,291	78,988
Sheet Metal	4,062	4,432	16,540	19,498
Other Revenue	256	197	883	962
Total Revenue	125,048	115,607	503,877	488,398

Cost of revenue	69,236	67,000	281,884	272,933
Gross profit	55,812	48,607	221,993	215,465

Operating expenses
Marketing and sales	21,825	20,517	87,688	82,752
Research and development	9,488	8,906	40,135	38,222
General and administrative	16,075	17,774	65,788	67,544
Goodwill impairment	—	118,008	—	118,008
Closure of Japan business	29	534	215	6,922
Total operating expenses	47,417	165,739	193,826	313,448
Income (loss) from operations	8,395	(117,132)	28,167	(97,983)
Other income (loss), net	1,543	429	(215)	106
Income (loss) before income taxes	9,938	(116,703)	27,952	(97,877)
Provision for income taxes	2,948	(1,638)	10,732	5,585
Net income (loss)	$6,990	$(115,065)	$17,220	$(103,462)

Net income (loss) per share:
Basic	$0.27	$(4.24)	$0.66	$(3.77)
Diluted	$0.27	$(4.24)	$0.66	$(3.77)

Shares used to compute net income (loss) per share:
Basic	25,820,802	27,136,821	26,186,533	27,409,838
Diluted	25,889,004	27,136,821	26,223,498	27,409,838

Proto Labs, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Twelve Months Ended December 31,
	2023	2022
Operating activities
Net income (loss)	$17,220	$(103,462)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	37,528	39,425
Stock-based compensation expense	15,989	17,545
Deferred taxes	(7,656)	(9,499)
Interest on finance lease obligations	1,055	—
Loss on impairment of goodwill	—	118,008
Loss on foreign currency translation	3,906	—
Impairments related to closure of Japan business	—	2,842
Gain on disposal of property and equipment	(498)	(1,211)
Other	154	35
Changes in operating assets and liabilities	5,576	(1,604)
Net cash provided by operating activities	73,274	62,079

Investing activities
Purchases of property, equipment and other capital assets	(28,116)	(21,686)
Proceeds from sales of property, equipment and other capital assets	699	4,108
Purchases of marketable securities	—	(46,872)
Purchases of other assets and investments	(1,000)	—
Proceeds from sales of marketable securities	—	1,998
Proceeds from call redemptions and maturities of marketable securities	23,865	19,360
Net cash used in investing activities	(4,552)	(43,092)

Financing activities
Proceeds from exercises of stock options	3,835	3,950
Purchases of shares withheld for tax obligations	(1,436)	(1,682)
Repurchases of common stock	(43,951)	(29,659)
Principal repayments of finance lease obligations	(306)	(531)
Net cash used in financing activities	(41,858)	(27,922)
Effect of exchange rate changes on cash and cash equivalents	368	(436)
Net increase (decrease) in cash and cash equivalents	27,232	(9,371)
Cash and cash equivalents, beginning of period	56,558	65,929
Cash and cash equivalents, end of period	$83,790	$56,558

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Net Income per Share
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Non-GAAP net income (loss), adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, goodwill impairment and costs related to Japan closure activities
GAAP net income (loss)	$6,990	$(115,065)	$17,220	$(103,462)
Add back:
Stock-based compensation expense	4,178	4,210	15,989	17,545
Amortization expense	1,457	1,514	5,928	6,096
Unrealized (gain) loss on foreign currency	(211)	(490)	(125)	252
Goodwill impairment	—	118,008	—	118,008
Costs related to Japan closure activities	29	534	4,122	6,922
Total adjustments [1]	5,453	123,776	25,914	148,823
Income tax benefits on adjustments [2]	(609)	(1,753)	(1,540)	(4,271)
Non-GAAP net income	$11,834	$6,958	$41,594	$41,090

Non-GAAP net income per share:
Basic	$0.46	$0.26	$1.59	$1.50
Diluted	$0.46	$0.26	$1.59	$1.50

Shares used to compute non-GAAP net income per share:
Basic	25,820,802	27,136,821	26,186,533	27,409,838
Diluted	25,889,004	27,151,991	26,223,498	27,433,257

1Stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, goodwill impairment and costs related to Japan closure activities were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022

Cost of revenue	$794	$840	$3,210	$3,541

Marketing and sales	916	816	3,424	3,295
Research and development	669	488	2,557	2,190
General and administrative	3,256	3,580	12,727	14,615
Goodwill impairment	-	118,008	-	118,008
Closure of Japan business	29	534	215	6,922
Total operating expenses	4,870	123,426	18,923	145,030

Other income (loss), net	(211)	(490)	3,781	252
Total adjustments	$5,453	$123,776	$25,914	$148,823

2For the three and twelve months ended December 31, 2023 and 2022, income tax effects were calculated using the effective tax rate for the relevant jurisdictions. The Company's non-GAAP tax rates differ from its GAAP tax rates due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions and removing effective tax rate benefits from stock-based compensation activity in the quarter.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Gross Margin
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Revenue	$125,048	$115,607	$503,877	$488,398
Gross profit	55,812	48,607	221,993	215,465
GAAP gross margin	44.6%	42.0%	44.1%	44.1%
Add back:
Stock-based compensation expense	452	498	1,840	2,172
Amortization expense	342	342	1,370	1,369
Total adjustments	794	840	3,210	3,541
Non-GAAP gross profit	$56,606	$49,447	$225,203	$219,006
Non-GAAP gross margin	45.3%	42.8%	44.7%	44.8%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Gross Margin Excluding Japan
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Revenue	$125,048	$115,607	$503,877	$488,398
Revenue excluding Japan	$125,048	$115,607	$503,877	$480,169
Gross profit	55,812	48,607	221,993	215,465
GAAP gross margin	44.6%	42.0%	44.1%	44.1%
Less: Japan gross profit	—	(93)	—	3,057
Gross Profit excluding Japan	55,812	48,700	221,993	212,408
GAAP gross margin excluding Japan	44.6%	42.1%	44.1%	44.2%
Add back:
Stock-based compensation expense	452	498	1,840	2,172
Amortization expense	342	342	1,370	1,369
Less:
Japan stock-based compensation expense	—	—	—	61
Japan amortization expense	—	—	—	—
Total adjustments	794	840	3,210	3,480
Non-GAAP gross profit excluding Japan	$56,606	$49,540	$225,203	$215,888
Non-GAAP gross margin excluding Japan	45.3%	42.9%	44.7%	45.0%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Revenue	$125,048	$115,607	$503,877	$488,398
Income (loss) from operations	8,395	(117,132)	28,167	(97,983)
GAAP operating margin	6.7%	(101.3%)	5.6%	(20.1%)
Add back:
Stock-based compensation expense	4,178	4,210	15,989	17,545
Amortization expense	1,457	1,514	5,928	6,096
Goodwill impairment	—	118,008	—	118,008
Costs related to Japan closure activities	29	534	215	6,922
Total adjustments	5,664	124,266	22,132	148,571
Non-GAAP income from operations	$14,059	$7,134	$50,299	$50,588
Non-GAAP operating margin	11.2%	6.2%	10.0%	10.4%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin Excluding Japan
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Revenue	$125,048	$115,607	$503,877	$488,398
Revenue excluding Japan	$125,048	$115,607	$503,877	$480,169
Income (loss) from operations	8,395	(117,132)	28,167	(97,983)
GAAP operating margin	6.7%	(101.3%)	5.6%	(20.1%)
Less: Japan (loss) income from operations	(18)	(594)	(499)	(1,424)
Income from operations excluding Japan	8,413	(116,538)	28,666	(96,559)
GAAP operating margin excluding Japan	6.7%	(100.8%)	5.7%	(20.1%)
Add back:
Stock-based compensation expense	4,178	4,210	15,989	17,545
Amortization expense	1,457	1,514	5,928	6,096
Goodwill impairment	—	118,008	—	118,008
Costs related to Japan closure activities	29	534	215	6,922
Less:
Japan stock-based compensation expense	—	20	17	406
Japan amortization expense	—	—	—	—
Total adjustments	5,664	124,246	22,115	148,165
Non-GAAP income from operations excluding Japan	$14,077	$7,708	$50,781	$51,606
Non-GAAP operating margin excluding Japan	11.3%	6.7%	10.1%	10.7%

Proto Labs, Inc.
Reconciliation of GAAP Net Income (Loss) to EBITDA and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Revenue	$125,048	$115,607	$503,877	$488,398
GAAP net income (loss)	6,990	(115,065)	17,220	(103,462)
GAAP net income margin	5.6%	(99.5%)	3.4%	(21.2%)
Add back:
Amortization expense	$1,457	$1,514	$5,928	$6,096
Depreciation expense	7,858	7,930	31,600	33,329
Interest income, net	(951)	(509)	(2,234)	(968)
Provision for income taxes	2,948	(1,638)	10,732	5,585
EBITDA	18,302	(107,768)	63,246	(59,420)
EBITDA Margin	14.6%	(93.2%)	12.6%	(12.2%)
Add back:
Stock-based compensation expense	4,178	4,210	15,989	17,545
Unrealized (gain) loss on foreign currency	(211)	(490)	(125)	252
Goodwill impairment	—	118,008	—	118,008
Costs related to Japan closure activities	29	534	4,122	6,922
Total adjustments	3,996	122,262	19,986	142,727
Adjusted EBITDA	$22,298	$14,494	$83,232	$83,307
Adjusted EBITDA Margin	17.8%	12.5%	16.5%	17.1%

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Region
(In thousands)
(Unaudited)

	Three Months Ended December 31, 2023			Three Months Ended December 31, 2022	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
United States	$98,814	$—	$98,814	$92,278	7.1%	7.1%
Europe	26,234	(1,144)	25,090	23,329	12.5%	7.5%
Total revenue	$125,048	$(1,144)	$123,904	$115,607	8.2%	7.2%

	Twelve Months Ended December 31, 2023			Twelve Months Ended December 31, 2022	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
United States	$396,821	$—	$396,821	$387,399	2.4%	2.4%
Europe	107,056	167	107,223	92,770	15.4%	15.6%
Japan	—	—	—	8,229	(100.0%)	(100.0%)
Total revenue	$503,877	$167	$504,044	$488,398	3.2%	3.2%

1Revenue for the three and twelve months ended December 31, 2023 has been recalculated using 2022 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.
2This column presents the percentage change from GAAP revenue for the three and twelve months ended December 31, 2022 to GAAP revenue for the twelve months ended months ended December 31, 2023.
3This column presents the percentage change from GAAP revenue for the three and twelve months ended December 31, 2022 to non-GAAP revenue for the three and twelve months ended December 31, 2023 (as recalculated using the foreign currency exchange rates in effect during the three and twelve months ended December 31, 2022) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Service Line
(In thousands)
(Unaudited)

	Three Months Ended December 31, 2023			Three Months Ended December 31, 2022	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
Injection Molding	$51,486	$(453)	$51,033	$44,885	14.7%	13.7%
CNC Machining	48,905	(395)	48,510	46,563	5.0	4.2
3D Printing	20,339	(268)	20,071	19,530	4.1	2.8
Sheet Metal	4,062	(1)	4,061	4,432	(8.3)	(8.4)
Other Revenue	256	(27)	229	197	29.9	16.2
Total Revenue	$125,048	$(1,144)	$123,904	$115,607	8.2%	7.2%

	Twelve Months Ended December 31, 2023			Twelve Months Ended December 31, 2022	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
Injection Molding	$203,941	$328	$204,269	$200,578	1.7%	1.8%
CNC Machining	198,222	(243)	197,979	188,372	5.2	5.1
3D Printing	84,291	9	84,300	78,988	6.7	6.7
Sheet Metal	16,540	(10)	16,530	19,498	(15.2)	(15.2)
Other Revenue	883	83	966	962	(8.2)	0.4
Total Revenue	$503,877	$167	$504,044	$488,398	3.2%	3.2%

1Revenue for the three and twelve months ended December 31, 2023 has been recalculated using 2022 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.
2This column presents the percentage change from GAAP revenue for the three and twelve months ended December 31, 2022 to GAAP revenue for the three and twelve months ended December 31, 2023.
3This column presents the percentage change from GAAP revenue for the three and twelve months ended December 31, 2022 to non-GAAP revenue for the three and twelve months ended December 31, 2023 (as recalculated using the foreign currency exchange rates in effect during the three and twelve months ended December 31, 2022) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Customer Contact Information
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Customer contacts	21,879	22,205	53,464	56,333
Revenue per customer contact	$5,715	$5,206	$9,425	$8,670

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Guidance
(In thousands, except per share and per share amounts)
(Unaudited)

	Q1 2024 Outlook
	Low	High
GAAP diluted net income per share	$0.09	0.17
Add back:
Stock-based compensation expense	0.14	0.14
Amortization expense	0.03	0.03
Unrealized (gain) loss on foreign currency	0.00	0.00
Total adjustments	0.18	0.18
Non-GAAP diluted net income per share	$0.26	$0.34